Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Man Shing Agricultural Holdings, Inc, (the “Company”) for the year ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, Shili Liu, and Kenny Chow, certify that, to the best of his knowledge:

•	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	information contained in the Report fairly presents, in all material respects, the Company’s financial condition and results of operations.

Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

Date: September 4, 2012	/s/Shili Liu
Shili Liu
Chief Executive Officer and President
(Principal Executive Officer)

Date: September 4, 2012	/s/Kenny Chow
Kenny Chow
Chief Financial Officer
(Principal Accounting and Financial Officer)